Investor Presentation - Third Quarter 2019 Results November 2019 David Brooks, Chairman, CEO and President Michelle Hickox, EVP and CFO Paul Langdale, VP and Investor Relations Officer RAISING STANDARDS TOGETHER

Safe Harbor Statement From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of the Company or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect the Company's future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) the Company’s ability to sustain its current internal growth rate and total growth rate; (2) changes in geopolitical, business and economic events, occurrences and conditions, including changes in rates of inflation or deflation, nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado; (3) worsening business and economic conditions nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado, and the geographic areas in those states in which the Company operates; (4) the Company’s dependence on its management team and its ability to attract, motivate and retain qualified personnel; (5) the concentration of the Company’s business within its geographic areas of operation in Texas and Colorado; (6) changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs; (7) concentration of the loan portfolio of Independent Bank, before and after the completion of acquisitions of financial institutions, in commercial and residential real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (8) the ability of Independent Bank to make loans with acceptable net interest margins and levels of risk of repayment and to otherwise invest in assets at acceptable yields and presenting acceptable investment risks; (9) inaccuracy of the assumptions and estimates that the managements of Independent Bank and the financial institutions that it acquires make in establishing reserves for probable loan losses and other estimates; (10) lack of liquidity, including as a result of a reduction in the amount and sources of liquidity that the Company currently has; (11) material increases or decreases in the amount of deposits held by Independent Bank or other financial institutions that the Company acquires and the cost of those deposits; (12) the Company’s access to the debt and equity markets and the overall cost of funding its operations; (13) regulatory requirements to maintain minimum capital levels or maintenance of capital at levels sufficient to support the Company’s anticipated growth; (14) changes in market interest rates that affect the pricing of the loans and deposits of each of Independent Bank and the financial institutions that the Company acquires and the net interest income of each of Independent Bank and the financial institutions that the Company acquires; (15) fluctuations in the market value and liquidity of the securities the Company holds for sale, including as a result of changes in market interest rates; (16) effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (17) the institution and outcome of, and costs associated with, litigation and other legal proceedings against one of more of the Company, Independent Bank and financial institutions that the Company acquires or to which any of such entities is subject; (18) the occurrence of market conditions adversely affecting the financial industry generally; (19) the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, and changes in federal government policies, as well as changes in regulatory requirements applicable to, and resulting from regulatory supervision of, the Company and Independent Bank as a financial institution with total assets greater than $10 billion; (20) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the SEC and the Public Company Accounting Oversight Board, or PCAOB, as the case may be; (21) governmental monetary and fiscal policies; (22) changes in the scope and cost of FDIC insurance and other coverage; (23) the effects of war or other conflicts, acts of terrorism (including cyber attacks) or other catastrophic events, including storms, droughts, tornadoes, hurricanes and flooding, that may affect general economic conditions; (24) the Company’s actual cost savings resulting from previous or future acquisitions are less than expected, it is unable to realize those cost savings as soon as expected, or it incurs additional or unexpected costs; (25) the Company’s revenues after previous or future acquisitions are less than expected; (26) the liquidity of, and changes in the amounts and sources of liquidity available to, the Company, before and after the acquisition of any financial institutions that the Company acquires; (27) deposit attrition, operating costs, customer loss and business disruption before and after the Company’s completed acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than the Company expected; (28) the effects of the combination of the operations of financial institutions that the Company acquired in the recent past or may acquire in the future with the Company’s operations and the operations of Independent Bank, the effects of the integration of such operations being unsuccessful, and the effects of such integration being more difficult, time-consuming or costly than expected or not yielding the cost savings that the Company expects; (29) the impact of investments that the Company or Independent Bank may have made or may make and the changes in the value of those investments; (30) the quality of the assets of financial institutions and companies that the Company has acquired in the recent past or may acquire in the future being different than the Company determined or determine in its due diligence investigation in connection with the acquisition of such financial institutions and any inadequacy of loan loss reserves relating to, and exposure to unrecoverable losses on, loans acquired; (31) the Company’s ability to continue to identify acquisition targets and successfully acquire desirable financial institutions to sustain its growth, to expand its presence in its markets and to enter new markets; (32) technology-related changes are harder to make or are more expensive than expected; (33) attacks on the security of, and breaches of, the Company or Independent Bank’s digital information systems, the costs the Company or Independent Bank incur to provide security against such attacks and any costs and liability the Company or Independent Bank incurs in connection with any breach of those systems; (34) the potential impact of technology and “FinTech” entities on the banking industry generally; (35) our success at managing the risks involved in the foregoing items; and (36) the other factors that are described in the Company’s Annual Report on Form 10-K filed on February 28, 2019, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC as well as those described in Guaranty Bancorp's Annual Report on Form 10-K filed on February 28, 2018, and other reports and statements filed by Guaranty Bancorp with the SEC. Any forward-looking statement made by the Company in this document speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. 2

Company Snapshot Overview Financial Highlights as of and for the Quarter Ended September 30, 2019 • Headquartered in McKinney, Texas • 100+ years of operating history Balance Sheet Highlights ($ in millions) • 93 banking offices in TX and CO Total Assets $ 14,959 • Acquired eight financial institutions since 2013 IPO Total Loans Held for Investment 11,597 • Strong history of robust, disciplined credit quality Total Deposits 11,728 Equity 2,299 Asset Quality Nonperforming Asset Ratio 0.12% Nonperforming Loans to Total Loans Held for Investment (1) 0.11 Net Charge-off Ratio (annualized) 0.21 Capital Ratios Tier 1 Risk Based 9.85% Total Risk Based 11.49 Tangible Common Equity to Tangible Assets (2) 8.65 Profitability Net Income $ 55.6 Adjusted Net Interest Margin (2) 3.82% Adjusted Efficiency Ratio (2) 42.98 Adjusted Return on Average Assets (2) 1.56 (1) Excludes mortgage warehouse purchase loans (2) Non-GAAP financial measure. See Appendix for reconciliation. 3

Third Quarter Key Highlights • Net income of $55.6 million, or $1.30 per diluted share and adjusted (non- GAAP) net income of $57.8 million, or $1.35 per diluted share • Strong organic deposit growth of 7.7% for the quarter and 11.2% year to date (annualized) • Disciplined organic loan growth of 5.6% for the quarter and 6.5% year to date (annualized) • Asset quality credit metrics improved from prior quarter and remain at historically low levels • Sale of two acquired loan pools and a branch, recognizing total gains of $8.3 million 4

Third Quarter Selected Financial Data

($ in thousands except per share data)	As of and for the Quarter Ended				
Balance Sheet Data	**September 30, 2019**	**June 30, 2019**	**September 30, 2018**	**Linked Quarter Change**	**Annual Change**
Total assets	$ 14,959,127	$ 14,708,922	$ 9,891,464	1.7 %	51.2%
Loans held for investment, excluding mortgage warehouse purchase loans	10,936,136	10,784,041	7,554,124	1.4	44.8
Mortgage warehouse purchase loans	660,650	453,492	150,267	45.7	339.7
Total deposits	11,727,885	11,530,587	7,782,852	1.7	50.7
Total borrowings (other than junior subordinated debentures)	767,642	792,534	482,207	(3.1)	59.2
Total stockholders' equity	2,298,932	2,249,342	1,567,184	2.2	46.7
Earnings and Profitability Data					
Net interest income	$ 125,393	$ 129,643	$ 86,268	(3.3)%	45.4%
Net interest margin	3.84%	4.11%	3.94%	(6.6)	(2.5)
Noninterest income	$ 27,324	$ 16,199	$ 12,749	68.7	114.3
Noninterest expense	76,948	77,978	52,655	(1.3)	46.1
Net income	55,633	49,736	35,696	11.9	55.9
Basic EPS	1.30	1.15	1.17	13.0	11.1
Diluted EPS	1.30	1.15	1.17	13.0	11.1
Adjusted net interest margin (1)	3.82%	4.03%	3.89%	(5.2)	(1.8)
Adjusted net income (1)	$ 57,827	$ 52,928	$ 36,593	9.3	58.0
Adjusted basic EPS (1)	1.35	1.22	1.20	10.7	12.5
Adjusted diluted EPS (1)	1.35	1.22	1.20	10.7	12.5
Return on average assets	1.50%	1.39%	1.41%	7.9	6.4
Adjusted return on average assets (1)	1.56	1.47	1.45	6.1	7.6

(1) See Appendix for non-GAAP reconciliation

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Among Strongest Economies in USA Texas • 3rd most Fortune 500 companies (48 headquartered in Texas in 2018) • Forbes list Texas #3 as best state for business and #3 in economic climate (2018) • Second fastest economic growth • Headquarters to 100 of the 1,000 largest public and private companies in the United States • 2nd largest State (28.7 million in 2018), 3rd fastest-growing state (1.80% in 2018) • Texas unemployment rate of 3.4% which is stronger than the national average (June 2019) • Home to six top universities and eleven professional sports teams • U.S. News ranks four of the major metro areas (Austin, San Antonio, Dallas/Ft. Worth, & Houston) in their top 30 in the 100 Best Places to Live in the USA 2018 • 3 out of 4 of Texas’ major metro areas (Dallas, Austin, San Antonio) were ranked in the top 15 on Forbes’ The Best Big Cities For Jobs 2018 (May 2018) Colorado • Forbes list Colorado #8 as best state for business and #2 in economic climate (2018) • Colorado is expected to have the second fastest job growth over the next five years per EMSI data. • 21st largest state (5.7 million in 2018), 2nd fastest-growing state (1.85% in 2018) • Colorado unemployment rate of 3.0% which is stronger than national average (June 2019) • Home to six top universities and five professional sports teams • U.S. News ranks two of the major metro areas (Colorado Springs & Denver) in their top 30 in the 100 Best Places to Live in the USA 2018 • High levels of education are a key factor in the booming growth of the area's economy and workforce. Source: S&P Global Market Intelligence, Fortune, Forbes, World Population Review, Texas Wide Open Spaces, U.S. Census Bureau, Bureau of Labor Statistics, Dallas Office of Economic Development, Dallas Chamber of Commerce, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Select Georgia, Denver 6 Post, U.S. News

Market Highlights

IBTX operates in some of

Forbes Best Places For Business & Careers

Forbes.com, 2018 Ranking

#4 - **Denver**

#6 - **Dallas**

#8 - **Austin**

#12 - **Colorado Springs**

#21 - **Fort Collins**

Metropolitan Statistical Area	IBTX Market Rank 2019	# of IBTX Branches 2019	Total Population (1)
Dallas-Fort Worth-Arlington, TX	9	34	7,575,979
Houston-The Woodlands-Sugar Land, TX	17	13	7,092,836
Denver-Aurora-Lakewood, CO	14	14	2,959,584
Fort Collins, CO	3	9	353,332
Austin-Round Rock-Georgetown, TX	11	6	2,187,161
Boulder, CO	6	4	328,860
Sherman-Denison, TX	3	5	132,322
Waco, TX	11	2	274,601
Greeley, CO	8	3	315,106
Colorado Springs, CO	11	3	741,407
Total		**93**	**21,961,188**

DFW Metroplex/North Texas Region

- 4th largest MSA,fastest growing in the United States (2018)
- Ranked 2nd in number of jobs added over the year and 3rd in annual rate of job growth

Austin/Central Texas Region

- 11th largest city in the United States
- Ranked #1 strongest U.S. MSA (2018)

Houston Region

- 4th fastest growing MSA in the U.S. (2018)
- 4th largest city in U.S., largest in Texas (2018)

Denver

- The 13th fastest growing MSA in the U.S. (2018)
- Annual population growth of 1.9% per year since 2010

Colorado Springs

- Home to the largest Military base in Colorado
- 2nd largest city in Colorado

Greeley

- Ranked 9th in job growth for Mid-Sized Metros in U.S (2018)
- Annual population growth of 2.1% per year since 2010

Fort Collins

- Ranked 4th in job growth for Mid-Sized Metro in U.S (2018)
- 4th largest city in Colorado
- Ranked 19th in Forbes Job Growth (2018)

Source: S&P Global Market Intelligence, World Population Review, Forbes, Dallas.org, U.S. Census Bureau, Bureau of Labor Statistics, Bureau of Economic Analysis, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Denver Post, U.S. News, Dallas news, Houston .org, Policom Corporation, newgeography.com, Memphisinvest.com, Hfflp.com, Business Facilities

(1) Population data from S&P Global Market Intelligence as of June 2019

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History of Growth – Total Assets (1) ($ in millions) Organic CAGR of ~32% since 2011 Guaranty Bancorp (1) Total CAGR of ~38% since 2011 Total Assets - $3,943M $14,959 Integrity Bancshares Total Assets - $852M $3,943 Live Oak Financial Total Assets - $131M BOH Holdings Carlile Bancshares Total Assets - $1,189M Total Assets - $2,444M Houston City Bancshares Total Assets - $351M $9,850 I Bank Holding Company $852 Total Assets - $173M $8,684 Grand Bank $2,444 Community Group Total Assets - $620M Total Assets - $111M $5,853 Collin Bank $5,055 Total Assets - $168M $4,133 $620 $1,671 $2,164 $1,741 $168 $284 2012 2013 2014 2015 2016 2017 2018 Q3 2019 Period Ending IBTX IPO: 4/3/2013 Annual Acquired Assets Note: Acquired assets includes impact of purchase accounting (1) CAGR basis of $1,254 billion as of December 31, 2011 8

Focused on Delivering Shareholder Value Tangible Book Value, Earnings Per Share and Adjusted Earnings Per Share Trends (diluted) $27.44 $27.89 $26.66 $25.84 $23.76 $21.19 $17.85 $15.89 $16.15 $4.47 $4.33 $3.45 $3.04 $2.97 $2.21 $2.36 $2.88 $1.77 $2.21 $1.35 $1.85 $1.19 $1.22 $1.54 $1.30 $1.15 $0.85 2013 2014 2015 2016 2017 2018 Q1 2019 Q2 2019 Q3 2019 Year Ending Quarter Ending EPS (1) Adjusted EPS (2) Tangible Book Value (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 9 (2) See Appendix for non-GAAP reconciliation

Historical Profitability Interest Income, Net Interest Income and NIM ($ in millions) $407.3 $407.3 $167.7 $165.3 $155.6 $326.3 $326.3 $307.9 $121.7 $129.6 $125.4 $265.478 $109.3 $112.8 $86.3 $87.1 3.98% 4.05% 4.11% 3.84% 3.97% 3.97% 3.94% 3.84% 2017 2018 2019 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Year Ending Quarter Ending NIM Interest income Net interest income Adjusted Efficiency Ratio Trends (1) ($ in millions) $322.5 $124.8 $261.4 $85.2 $182.0 $189.4 $157.6 $64.9 $50.1 $107.5 52.34% 51.46% 50.47% 49.77% 42.98% $2.0 $4.6 $41.5 $5.7 $1.5 $18.7 $3.2 $19.5 $35.9 $12.3 2016 2017 2018 Q3 2018 Q3 2019 Year Ending Quarter Ending Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio (1) See Appendix for non-GAAP reconciliation 10

Deposit Mix and Pricing Deposit Mix as of 09/30/2019 Deposit Growth versus Average Rate ($ in millions) Brokered CDs: 0.8% $11,728 CDs < $100,000: CDs > 2.7% $100,000: IRAs: 0.8% 9.0% $7,738 1.09% Noninterest-bearing $6,633 demand: 27.4% 0.83% Money Market: $4,577 16.8% 0.46% 0.38% Savings: 4.8% 2016 2017 2018 Q3 2019 Public funds, Interest-bearing interest-bearing checking: 27.3% Period Ending accounts and CDs: 10.4% Deposits Average YTD Rate (1) 2019 YTD Average Rate for Interest-bearing deposits: 1.50% (1) Average rate for total deposits 11

Loan Portfolio Composition Loan Composition at 09/30/2019 CRE Loan Composition at 09/30/2019 Mixed Use (not retail): 1.9% Misc: 6.7% Multifamily: 7.6% 1-4 Family Const.: 3.2% Restaurant: 2.6% Mini Storage: 2.9% 1-4 Family: 13.3% Consumer: 0.3% Convenience Store: 2.3% Church: 2.3% Office: 25.6% Ag: 0.9% Healthcare: 6.6% Daycare/School: 2.2% C&I: 21.1% C&D: 10.2% Industrial: 8.4% Hotel/Motel: 5.6% Retail: 25.3% Loans by Region at 09/30/2019 CRE: 51.0% Central Texas: 12.6% Colorado: 28.1% 2019 YTD adjusted loan yield: 5.49% (1) North Texas: 38.5% Houston: 20.9% (1) Non-GAAP financial measure. Excludes $4.3 million of unexpected income recognized on credit impaired acquired 12 loans.

Commercial Real Estate (CRE) and Construction and Development (C&D) CRE and C&D Concentrations at 09/30/2019 Retail CRE and C&D Composition at 09/30/2019 386% 385% 380% 384% 377% Mixed Use: 9.1% Big Box: 2.3% Free 125% Standing/ 116% 99% 106% 103% Single Tenant: Loans > $500 thousand 20.6% Strip Center: Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 68.0% Quarter Ending Total construction and development to Bank regulatory capital • 1,077 Retail Loans • 65 Loans > $5 million Total non-owner occupied CRE to Bank regulatory • $9 million Average size of Loans > $5 million capital 13

Construction & Development Composition (For All C&D Loans >$500 Thousand) C&D Portfolio CRE Construction Portfolio Composition at 09/30/2019 Composition at 09/30/2019 SFR Land/Land Construction: Developement: 18.3% Misc. CRE: 25.2% Retail: 20.5% 22.8% CRE Construction: 56.5% Healthcare: 9.6% Office: 17.3% Multifamily: Hotel: 14.6% 10.9% • 97.2% of loans in our market regions Industrial: 4.3% • $2 million Average size of loans • 607 C&D loans • 37.3% of C&D loans are owner-occupied 14

Energy Lending Outstanding Balances and Related Reserves ($ in millions) $28.7 $28.8 $156.9 $145.6 $27.8 $24.9 $25.6 $112.6 $110.1 $106.8 5.5% 5.2% 5.2% 4.3% 3.7% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Quarter Ending Exploration and Production Service loans Energy reserve % to total energy loans 15

Historically Strong Credit Culture NPLs / Loans NCOs / Average Loans 4.41% 2.67% 2.67% 4.15% 4.11% 3.43% 3.36% 3.03% 1.64% 2.91% 2.67% 2.38% 1.22% 2.25% 1.89% 1.05% 1.13% 1.62% 1.83% 1.71% 1.57% 1.31% 0.74% 1.50% 1.49% 1.50% 0.70% 1.12% 1.08% 0.49% 0.48% 0.48% 1.14% 0.43% 0.46% 0.46% 0.81% 0.31% 0.39% 0.28% 0.91% 0.68% 0.63% 0.19% 0.18% 0.18% 0.53% 0.16% 0.13% 0.39% 0.10% 0.32% 0.37% 0.21% 0.06% 0.24% 0.11% 0.12% 0.16% 0.09% 0.06% 0.09% 0.11% 0.03% 0.02% 0.01% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q3 2019 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Period Ending Period Ending TX Commercial Banks U.S. Commercial Banks TX Commercial Banks U.S. Commercial Banks IBTX IBTX Note: Financial data as of and for the years ended December 31. For quarter ending September 30, 2019, peer and IBTX data as of and for the quarter ended June 30, 2019 and September 30, 2019, respectively. 16 Source: U.S. and Texas Commercial Bank numbers from S&P Global Market Intelligence.

Capital CET 1, Leverage, Total Capital, Tier 1 and TCE/TA Ratios 12.56% 12.58% 11.96% 11.51% 11.38% 11.49% 10.41% 10.05% 10.05% 10.07% 9.85% 9.61% 9.57% 9.60% 9.66% 9.42% 9.22% 9.33% 8.92% 9.24% 9.21% 8.55% 9.06% 8.20% 8.65% 8.65% 8.37% 8.42% 7.82% 7.17% 12/31/16 12/31/17 12/31/18 Q1 2019 Q2 2019 Q3 2019 Period Ending Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets (1) See Appendix for non-GAAP reconciliation 17

Experienced Management Team Name / Title Background David R. Brooks 39 years in the financial services industry; 31 years at Independent Bank Chairman of the Board, CEO & President, Active in community banking since the early 1980s - led the investor group that Director acquired Independent Bank in 1988 Daniel W. Brooks 36 years in the financial services industry; 30 years at Independent Bank Vice Chairman, Chief Risk Officer, Director Active in community banking since the late 1980s Brian E. Hobart 25 years in the financial services industry; 14 years at Independent Bank Vice Chairman, Chief Lending Officer Since 2009 has functioned as Chief Lending Officer of the Company Michelle S. Hickox 29 years in the financial services industry; 7 years at Independent Bank EVP, Chief Financial Officer Previously a Financial Services Audit Partner at RSM US LLP James C. White Over 31 years in the financial services industry EVP, Chief Operations Officer Previously served as EVP/COO of Texas Capital Bank James P. Tippit 13 years in the financial services industry; 8 years at Independent Bank EVP, Corporate Responsibility Previously functioned as Community Reinvestment Officer of Independent Bank Over 36 years experience representing community banks in corporate, regulatory and Mark S. Haynie securities matters EVP, General Counsel Previously an attorney, President and shareholder at Haynie Rake Repass & Kilmko, P.C., a law firm 18

Appendix 19

APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods

($ in thousands except per share data)		For the Quarters Ended				
		September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Net Interest Income - Reported	(a)	$ 125,393	$ 129,643	$ 121,652	$ 87,108	$ 86,268
Unexpected income recognized on credit impaired acquired loans		(618)	(2,695)	(1,016)	(967)	(1,051)
Adjusted Net Interest Income	(b)	124,775	126,948	120,636	86,141	85,217
Provision Expense - Reported	(c)	5,233	4,739	3,224	2,910	1,525
Noninterest Income - Reported	(d)	27,324	16,199	16,424	9,887	12,749
Gain on sale of acquired loan pools		(6,779)	—	—	—	—
Gain on sale of branch		(1,549)	—	—	—	—
Gain on sale of OREO and repossessed assets		(539)	(312)	—	(56)	(95)
(Gain) loss on sale of securities available for sale		—	(20)	(245)	232	115
Loss (gain) on sale and disposal of premises and equipment		315	279	(9)	—	(220)
Recoveries on loans charged off prior to acquisition		(107)	(258)	(1,311)	(109)	(230)
Adjusted Noninterest Income	(e)	18,665	15,888	14,859	9,954	12,319
Noninterest Expense - Reported	(f)	76,948	77,978	86,595	51,848	52,655
OREO impairment		—	(988)	(436)	—	—
Impairment of assets		(1,173)	—	—	—	—
Acquisition expense		(10,885)	(6,069)	(19,171)	(1,094)	(2,594)
Adjusted Noninterest Expense	(g)	64,890	70,921	66,988	50,754	50,061
Income Tax Expense Reported	(h)	14,903	13,389	11,126	8,273	9,141
Adjusted Net Income (1)	(b) - (c) + (e) - (g) = (i)	$ 57,827	$ 52,928	$ 52,028	$ 34,120	$ 36,593
Average shares for basic EPS	(j)	42,950,749	43,331,988	43,759,348	30,503,062	30,473,603
Average shares for diluted EPS	(k)	42,950,749	43,331,988	43,759,348	30,503,062	30,563,717
Adjusted Basic EPS	(i) / (j)	$ 1.35	$ 1.22	$ 1.19	$ 1.12	$ 1.20
Adjusted Diluted EPS	(i) / (k)	1.35	1.22	1.19	1.12	1.20
EFFICIENCY RATIO						
Amortization of other intangible assets	(l)	$ 3,235	$ 3,235	$ 3,235	$ 1,496	$ 1,519
Reported Efficiency Ratio	(f - l) / (a + d)	48.27%	51.25%	60.37%	51.91%	51.64%
Adjusted Efficiency Ratio	(g - l) / (b + e)	42.98	47.39	47.05	51.26	49.77
PROFITABILITY						
Total Average Assets	(m)	$ 14,742,618	$ 14,397,852	$ 13,975,192	$ 10,026,151	$ 10,028,224
Return on Average Assets (annualized)	(a - c + d - f - h) / (m)	1.50%	1.39%	1.08%	1.34%	1.41%
Adjusted Return on Average Assets (annualized)	(i) / (m)	1.56	1.47	1.51	1.35	1.45

(1) Assumes an adjusted effective tax rate of 21.1%, 21.2%, 20.3%, 19.6%, and 20.4% for the quarters ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.

20

APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)
Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2018	2017	2016
Net Interest Income - Reported	(a)	$ 326,252	$ 265,478	$ 183,806
Unexpected income recognized on loans acquired with deteriorated credit quality		(3,711)	(4,063)	(1,765)
Adjusted Net Interest Income	(b)	322,541	261,415	182,041
Provision Expense - Reported	(c)	9,860	8,265	9,440
Noninterest Income - Reported	(d)	42,224	41,287	19,555
Gain on sale of loans		—	(351)	—
(Gain) loss on sale of branches		—	(2,917)	43
Gain on sale of OREO/repossessed assets		(269)	(850)	(62)
Loss (gain) on sale of securities available for sale		581	(124)	(4)
(Gain) loss on sale and disposal of premises and equipment		(123)	21	(32)
Recoveries on loans charged off prior to acquisition		(962)	(1,182)	—
Adjusted Noninterest Income	(e)	41,451	35,884	19,500
Noninterest Expense - Reported	(f)	198,619	176,813	113,790
Senior leadership restructuring		—	—	(2,575)
OREO impairment		(85)	(1,412)	(106)
IPO related stock grants		(136)	(508)	(543)
Acquisition expense		(8,958)	(17,259)	(3,121)
Adjusted Noninterest Expense	(g)	189,440	157,634	107,445
Income Tax Expense Reported [(1)]	(h)	31,738	45,175	26,591
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (i)	$ 132,183	$ 88,878	$ 56,563
Average shares for basic EPS	(j)	29,599,119	25,636,292	18,501,663
Average shares for diluted EPS	(k)	29,599,119	25,742,362	18,588,309
Adjusted Basic EPS	(i) / (j)	$ 4.47	$ 3.47	$ 3.06
Adjusted Diluted EPS	(i) / (k)	4.47	3.45	3.04
EFFICIENCY RATIO				
Amortization of other intangible assets	(l)	$ 5,739	$ 4,639	$ 1,964
Reported Efficiency Ratio	(f - l) / (a + d)	52.35%	56.13%	54.99%
Adjusted Efficiency Ratio	(g - l) / (b + e)	50.47	51.46	52.34
PROFITABILITY				
Total Average Assets	(m)	$ 14,374,674	$ 7,966,421	$ 5,469,542
Return on Average Assets (annualized)	(a - c + d - f - h) / (m)	1.69%	0.96%	0.98%
Adjusted Return on Average Assets (annualized)	(i) / (m)	1.39	1.12	1.03

(1) Assumes an effective tax rate of 19.7% for the year ended December 31, 2018. Excludes $5,528 charge to remeasure deferred taxes as a result of the enactment of the TCJA and $259 thousand of one-time nondeductible tax expense and assumes the resulting normalized effective tax rate of 32.4% for the year ended December 31, 2017. Assumes an effective tax rate of 33.2% for the year ended December 31, 2016.

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APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Tangible Common Equity to Tangible Assets

($ in thousands)	As of and for the Quarter Ended					
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Tangible Common Equity						
Total common stockholders' equity	$ 2,298,932	$ 2,249,342	$ 2,234,202	$ 1,606,433	$ 1,336,018	$ 672,365
Adjustments:						
Goodwill	(994,021)	(994,097)	(992,380)	(721,797)	(621,458)	(258,319)
Other intangible assets, net	(106,855)	(110,090)	(113,325)	(45,042)	(43,244)	(14,177)
Tangible Common Equity	$ 1,198,056	$ 1,145,155	$ 1,128,497	$ 839,594	$ 671,316	$ 399,869
Tangible Assets						
Total Assets	$ 14,959,127	$ 14,708,922	$ 14,145,383	$ 9,849,965	$ 8,684,463	$ 5,852,801
Adjustments:						
Goodwill	(994,021)	(994,097)	(992,380)	(721,797)	(621,458)	(258,319)
Other intangible assets, net	(106,855)	(110,090)	(113,325)	(45,042)	(43,244)	(14,177)
Tangible Assets	$ 13,858,251	$ 13,604,735	$ 13,039,678	$ 9,083,126	$ 8,019,761	$ 5,580,305
Tangible Common Equity To Tangible Assets	**8.65%**	**8.42%**	**8.65%**	**9.24%**	**8.37%**	**7.17%**

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Contact Information Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Paul Langdale 7777 Henneman Way Investor Relations Officer McKinney, TX 75070 (972) 562-9004 plangdale@ibtx.com Michelle Hickox Executive Vice President and Chief Financial Officer (972) 562-9004 mhickox@ibtx.com Media: 972-562-9004 Telephone Peggy Smolen 972-562-7734 Fax Senior Vice President, Marketing & Communications Director www.ibtx.com (972) 562-9004 psmolen@ibtx.com 23

About Us

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Independent Bank Group, Inc. was founded on the belief that we have a deep responsibility to solve problems and build strong, healthy communities. Our strength lies with our employees, who share a genuine desire to help local businesses and families thrive.

As a multibillion dollar community financial institution, we provide a wide range of relationship-driven banking products and services tailored to meet the needs of businesses, professional organizations, community groups and entrepreneurs, as well as busy families.

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24

VISION Raising Standards Together MISSION To make an impact on the communities we serve through high-performance, purpose- driven banking. GUIDING PRINCIPLES We believe in: • Principled financial decisions • Building strong, healthy communities • Leading with a courageous heart • Resilient Solutions • Thriving relationships 25